                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported)
                                August 21, 1996
                       --------------------------------



                       STERLING CHEMICALS HOLDINGS, INC.
              ---------------------------------------------------
            (Exact name of registrant as specified in its charter)



        Delaware                     1-10059              76-0185186
- ------------------------     -----------------------  ---------------------
(State of Incorporation)    (Commission File Number)     (IRS Employer
                                                      Identification No.)



                         1200 Smith Street, Suite 1900
                                   Houston, Texas       77002-4312
    ----------------------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)



Registrant's telephone number, including area code          (713) 650-3700
                                                      -------------------------

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

          MERGER WITH STX ACQUISITION CORP.

          Pursuant to an Amended and Restated Agreement and Plan of Merger dated as of April 24, 1996 (the "Merger Agreement"), on August 21, 1996 (the "Closing Date"), STX Acquisition Corp. ("STX Acquisition") merged with and into Sterling Chemicals, Inc. (the "Company"), with the Company (renamed Sterling Chemicals Holdings, Inc.) as the surviving corporation (the "Merger").

          An aggregate of approximately 5.0 million shares of the Company's common stock, par value $0.01 per share ("Common Stock") were retained by existing stockholders (the "Rollover Shares"), and the remaining shares of Common Stock were converted into the right to receive $12.00 in cash. Upon consummation of the Merger, the Rollover Shares represented approximately 46% of the outstanding Common Stock. In addition, (i) each option, warrant or other right to acquire equity interests in the Company and each security convertible into or exchangeable for such equity interests or obligating the Company to enter into any such option, warrant or other right was automatically canceled, with no consideration exchanged therefor, (ii) each SAR was converted into the right to receive a cash payment in an amount equal to the excess, if any, of $12.00 over the base price provided for in such SAR (unless the holder of any SAR, the Company and STX Acquisition agreed otherwise in writing), (iii) each share of outstanding phantom stock relating to the Company was automatically converted into the right to receive a cash payment in the amount of $12.00 and
(iv) all outstanding shares of restricted stock became immediately and fully vested. Following consummation of the Merger, the Company conveyed substantially all of the assets and properties of the Company to Sterling Chemicals, Inc., its wholly owned operating subsidiary (formerly a wholly owned subsidiary of STX Acquisition known as STX Chemicals Corp., and referred to herein as "Chemicals").

          In connection with the Merger, a group of investors formed by The Sterling Group, Inc. and The Unicorn Group, L.L.C. purchased a total of 589,103 shares of STX Acquisition Common Stock (the "Equity Private Placement"). In the Merger, each share of STX Acquisition Common Stock was converted into ten shares of Common Stock. As a result, upon consummation of the Merger total shares of Common Stock purchased in the Equity Private Placement represented approximately 54% of the outstanding Common Stock.

          FINANCING ARRANGEMENTS

          In addition to the funds raised in the Equity Private Placement, the financing for the Merger also included the following:

          Pursuant to the Merger Agreement, Chemicals entered into a bank credit facility with Texas Commerce Bank National Association, as administrative agent, and Credit Suisse and Chase Securities Inc. as co-arrangers. The Credit Facility consists of (i) a six and one-half year $100.0 million revolving credit facility, (ii) a six and one-half year $200.0 million term loan, (iii) an eight year $150.0 million term loan and (iv) a four year $6.5 million term loan.

          On the Closing Date, the Company issued in a registered public offering (the "Public Offering") $191,751,000 representing 191,751 Units, each Unit consisting of one 13 1/2% Senior Secured Discount Note Due 2008 and one warrant to purchase three shares of Common Stock. Also in the Public Offering, Chemicals issued $275,000,000 11 3/4% Senior Subordinated Notes Due 2006.

          Proceeds of the Equity Private Placement, the Credit Facility and the Public Offering were used primarily to purchase the Common Stock (other than the Rollover Shares) and other equity interests in the Merger, to refinance the Company's existing debt and to pay fees and expenses in connection with the Merger.

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          AGREEMENTS AMONG STOCKHOLDERS

          In connection with the Equity Private Placement, the purchasers therein have entered into a Stockholders Agreement and a Tag-Along Agreement. The Stockholders Agreement restricts transfer of shares of Common Stock held by such stockholders (with certain exceptions) unless such shares are first offered to Chemicals' Employee Stock Ownership Plan, the Company and finally to other stockholders party to the agreement. In addition, the agreement restricts the ability of any stockholder who is a party to the agreement to initiate a disposition of a control position in the Company without first complying with the right of first refusal provisions. The Tag-Along Agreement provides that if any of the parties thereto propose to transfer, sell or otherwise dispose of an aggregate of 51% or more of the Common Stock issued and outstanding at the time of such transfer, all other holders of Common Stock will have the right to participate in such transfer on a pro rata basis and on the same terms and conditions. All shares of Common Stock purchased in the Equity Private Placement are subject to the Stockholders Agreement and the Tag-Along Agreement.

          On the Closing Date, a Voting Agreement was entered into among Frank
J. Hevrdejs, Frank P. Diassi, William C. Oehmig, Hunter Nelson, Susan O. Rheney, Koch Equities Inc. ("Koch"), affiliates of Clipper Capital Partners, L.P. (collectively, "The Clipper Group") and Fayez Sarofim & Co. The Voting Agreement provides for each of such parties to vote their shares of Common Stock in favor of a nominee to the Board of Directors of the Company to be selected by each of Koch and The Clipper Group. The rights of Koch and The Clipper Group to select a nominee under such Voting Agreement are terminated in the event their ownership of Common Stock represents less than 5% of the total outstanding shares of Common Stock. Upon consummation of the Merger, the parties to the Voting Agreement beneficially owned approximately 48% of the Common Stock.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          On August 21, 1996, the firm of Arthur Andersen LLP, which was engaged effective December 18, 1995 as independent auditors for the Company, resigned effective immediately in connection with the Merger described in Item 1. The Company has engaged Deloitte & Touche LLP as its independent auditors. Deloitte & Touche LLP served as independent auditors for STX Acquisition prior to the Merger.

          Arthur Andersen LLP did not perform an audit of the Company's financial statements for any period. During the period of the engagement of Arthur Andersen LLP, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices or financial statement disclosure. The Company has not been advised by Arthur Andersen LLP of any of the reportable events listed in Item 304(a)(1)(v)(A) through (D) of Regulation S-K.

          The Company has requested that Arthur Andersen LLP furnish a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the statements made by the Company in response to this Item 4 and, if not, stating the respects in which it does not agree. A copy of the letter of Arthur Andersen LLP is attached as Exhibit 16.1 to this Report on Form 8-K.

ITEM 5.  OTHER EVENTS.

          On August 22, 1996, the Common Stock was suspended from trading on the New York Stock Exchange pending the completion of the de-listing process. Application has been made to have the Common Stock included in the Pink Sheets maintained by the National Association of Securities Dealers.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)    Exhibits
             --------

          2.1 Amended and Restated Agreement and Plan of Merger between STX Acquisition Corp. and Sterling Chemicals, Inc. dated as of April 24, 1996, incorporated by reference from the Company's Current Report on Form 8-K dated April 24, 1996 as amended by Form 8-K/A.

          4.1  Form of Warrant Agreement, incorporated by reference from Exhibit
               4.4 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.2 Form of Indenture governing the 13 1/2% Senior Secured Discount Notes Due 2008 of the Company, incorporated by reference from
               Exhibit 4.5 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.3 Form of Indenture governing the 11 3/4% Senior Subordinated Notes Due 2006 of Sterling Chemicals, Inc. (formerly known as STX Chemicals Corp.), incorporated by reference from Exhibit 4.7 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.4 Credit Agreement among Sterling Chemicals, Inc. (formerly known as STX Chemicals Corp.), Texas Commerce Bank as Agent, Credit Suisse and Chase Securities Inc. as co-arrangers and the lenders named therein, incorporated by reference from Exhibit (a) to the Company's Schedule 13E-3, Commission File No. 5-40034.

          4.5  Stockholders Agreement, incorporated by reference from Exhibit
               4.10 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.6 Voting Agreement, incorporated by reference from Exhibit 4.12 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.7 Tag-Along Agreement, incorporated by reference from Exhibit 4.13 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.8  Intercreditor Agreement, incorporated by reference from Exhibit
               4.14 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.9 Security Agreement (Pledge) between STX Acquisition Corp. and Texas Commerce Bank, incorporated by reference from Exhibit 4.15 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

        *16.1 Letter from Arthur Andersen LLP, dated August 21, 1996, regarding change in independent auditors.
____________________
* Filed herewith.

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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 28, 1996                        STERLING CHEMICALS, INC.


                                      By:    /s/ Jim P. Wise
                                         -------------------------------
                                         Jim P. Wise
                                         Vice President - Finance and
                                         Chief Financial Officer

                                 EXHIBIT INDEX


        EXHIBIT
         NUMBER              DESCRIPTION OF EXHIBIT
        -------               ----------------------
          2.1 Amended and Restated Agreement and Plan of Merger between STX Acquisition Corp. and Sterling Chemicals, Inc. dated as of April 24, 1996, incorporated by reference from the Company's Current Report on Form 8-K dated April 24, 1996 as amended by Form 8-K/ A.

          4.1    Form of Warrant Agreement, incorporated by reference from
                 Exhibit 4.4 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.2 Form of Indenture governing the 13 1/2% Senior Secured Discount Notes Due 2008 of the Company, incorporated by reference from
                 Exhibit 4.5 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.3 Form of Indenture governing the 11 3/4% Senior Subordinated Notes Due 2006 of Sterling Chemicals, Inc. (formerly known as STX Chemicals Corp.), incorporated by reference from Exhibit
                 4.7 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.4 Credit Agreement among Sterling Chemicals, Inc. (formerly known as STX Chemicals Corp.), Texas Commerce Bank as Agent, Credit Suisse and Chase Securities Inc. as co-arrangers and the lenders named therein, incorporated by reference from Exhibit
                 (a) to the Company's Schedule 13E-3, Commission File
                 No. 5-40034.

          4.5    Stockholders Agreement, incorporated by reference from Exhibit
                 4.10 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.6 Voting Agreement, incorporated by reference from Exhibit 4.12 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.7    Tag-Along Agreement, incorporated by reference from
                 Exhibit 4.13 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.8    Intercreditor Agreement, incorporated by reference from Exhibit
                 4.14 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

          4.9 Security Agreement (Pledge) between STX Acquisition Corp. and Texas Commerce Bank, incorporated by reference from Exhibit
                 4.15 to the Registration Statement on Form S-1 of STX Acquisition Corp. and STX Chemicals Corp., Reg. No. 333-04343.

        *16.1 Letter from Arthur Andersen LLP, dated August 21, 1996, regarding change in independent auditors.
____________________
* Filed herewith.